UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 10, 2007 (May 9, 2007)

Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 9, 2007, Service Corporation International issued a press release reporting its financial results for the first quarter of 2007. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On May 9, 2007, Service Corporation International issued a press release announcing that the Board of Directors declared a quarterly cash dividend of three cents per share of common stock.

The attached Exhibits 99.1 and 99.2 are not filed, but are furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are included with this report

Exhibit No.	Description
99.1	Press Release, dated May 9, 2007 reporting first quarter 2007 financial results

99.2	Press Release, dated May 9, 2007 declaring quarterly dividend

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 10, 2007	Service Corporation International

	By:	/s/ Eric D. Tanzberger
Eric D. Tanzberger
Senior Vice President and Chief Financial Officer